Exhibit 99.1

Headline: Akerna Corp. Announces Fourth Quarter Fiscal Year 2020 Earnings Release and Conference Call Information

DENVER, Sept. 17, 2020 /PRNewswire/ -- Akerna (Nasdaq: KERN), an enterprise software, leading compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), will report financial results for its fourth quarter and fiscal year ended June 30, 2020 on Thursday September 24, 2020. Akerna will host a conference call at 8:30am Eastern Time on the same day to discuss its financial results and business highlights. A question and answer session will follow prepared remarks.

Akerna Fourth Quarter and Fiscal Year 2020 Earnings Conference Call

Participant Dial-In Numbers:

Toll-Free: 1-877-407-3982
Toll / International: 1-201-493-6780
*Participants should request the Akerna Corp. Earnings Call or provide confirmation code 13710535

The conference call will also be available via a live, listen-only webcast and can be accessed through the Investor Relations section of Akerna’s website, www.akerna.com.

A replay of the call will be available through October 8, 2020, at (844) 512-2921 (domestic) or (412) 317-6671 (international). The passcode for the call and replay is 13710535.

To be added to the Company’s email distribution list, please sign up at https://ir.akerna.com/news-events/email-alerts

About Akerna:

Akerna is a global regulatory compliance technology company. Akerna’s service offerings include MJ Platform®, Leaf Data Systems®, solo sciences tech platform and Ample Organics. Since its establishment in 2010, Akerna has tracked more than $18 billion in cannabis sales. Akerna is based in Denver. For more information, please visit www.akerna.com and follow us on Twitter @AkernaCorp.

Forward-Looking Statements:

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the timing of release of the Company’s fourth quarter financial results and management’s conference call in relation thereto. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (ii) changes in applicable laws or regulations, (iii) changes in the market place due to the coronavirus pandemic or other market factors, (iv) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein.  You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.